                                                                    Exhibit 99.7

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                     OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $120,822,780
Aggregate Original Principal Balance      $120,890,754
Number of Mortgage Loans                           973

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $44,920   $650,000     $124,245
Outstanding Principal Balance   $44,893   $649,842     $124,176

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               180       360         359
Stated remaining Term (mos)       176       360         357
Loan Age (mos)                      0         4           1
Current Interest Rate           6.250%   11.500%      8.366%
Initial Interest Rate Cap(4)    0.000%    0.000%      0.000%
Periodic Rate Cap(4)            0.000%    0.000%      0.000%
Gross Margin(4)                 0.000%    0.000%      0.000%
Maximum Mortgage Rate(4)        0.000%    0.000%      0.000%
Minimum Mortgage Rate(4)        0.000%    0.000%      0.000%
Months to Roll(4)                   0         0           0
Original Loan-to-Value          18.52%   100.00%      82.19%
Combined Loan-to-Value          18.52%   100.00%      92.50%
Credit Score (3)                  532       817         611

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   03/01/2021   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%
2nd Lien                        0.00%

OCCUPANCY
Primary                        98.85%
Second Home                     0.00%
Investment                      1.15%

LOAN TYPE
Fixed Rate                    100.00%
ARM                             0.00%

AMORTIZATION TYPE
Fully Amortizing               40.82%
Interest Only                   0.23%
15/30 Balloon                   0.00%
30/40 Balloon                   2.16%

YEAR OF ORIGINATION
2004                            0.00%
2005                            0.00%
2006                          100.00%

LOAN PURPOSE
Purchase                       58.60%
Refinance - Rate Term           4.95%
Refinance - Cashout            36.44%

PROPERTY TYPE
Single Family Residence        82.28%
Condominium                     4.83%
Planned Unit Development       11.16%
2-4 Family                      1.73%
Townhouse                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.001% to 6.500%                7    1,294,078        1.07     6.412       661      184,868     75.35     47.49    81.61     0.00
 6.501% to 7.000%               24    4,459,669        3.69     6.899       642      185,820     75.02     48.74    97.73     0.00
 7.001% to 7.500%              107   18,196,857       15.06     7.372       636      170,064     76.20     44.92   100.00     0.00
 7.501% to 8.000%              201   28,463,983       23.56     7.851       615      141,612     76.59     40.94    98.51     0.59
 8.001% to 8.500%              191   24,743,757       20.48     8.325       610      129,548     79.50     43.48    97.78     0.00
 8.501% to 9.000%              171   18,804,641       15.56     8.805       599      109,969     86.15     41.30    96.58     0.00
 9.001% to 9.500%              107   10,288,919        8.52     9.328       588       96,158     91.65     40.91    97.88     0.00
 9.501% to 10.000%             104    9,607,799        7.95     9.821       591       92,383     95.67     39.94    98.71     0.00
10.001% to 10.500%              38    3,027,838        2.51    10.329       594       79,680     98.68     41.04   100.00     3.80
10.501% to 11.000%              21    1,808,060        1.50    10.773       584       86,098     94.30     38.27    95.94     0.00
11.001% to 11.500%               2      127,180        0.11    11.402       645       63,590    100.00     23.31    39.30     0.00
                               ---  -----------      ------    ------       ---      -------    ------     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======    ======       ===      =======    ======     =====   ======     ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.250% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.366% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                      10      769,979        0.64     8.082       606       76,998     67.51     34.47   100.00     0.00
229 to 240                       3      210,646        0.17     8.724       605       70,215     82.13     39.00   100.00     0.00
349 to 360                     960  119,842,155       99.19     8.367       611      124,836     82.28     42.39    97.96     0.24
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PRINCIPAL BALANCES     LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                 16      788,954        0.65     9.255       589       49,310     74.34     36.31   100.00     0.00
$50,001 to $100,000            439   33,779,634       27.96     8.910       607       76,947     86.29     39.77    98.24     0.00
$100,001 to $150,000           293   36,127,151       29.90     8.418       609      123,301     82.75     42.15    98.10     0.32
$150,001 to $200,000           124   21,232,865       17.57     8.029       611      171,233     79.55     43.96    98.44     0.79
$200,001 to $250,000            45   10,120,433        8.38     7.791       619      224,899     76.53     43.75    95.24     0.00
$250,001 to $300,000            29    8,018,490        6.64     7.859       625      276,500     79.36     45.27   100.00     0.00
$300,001 to $350,000            12    3,850,712        3.19     7.839       605      320,893     79.05     50.56   100.00     0.00
$350,001 to $400,000             5    1,837,895        1.52     8.394       613      367,579     85.11     45.66    80.71     0.00
$400,001 to $450,000             3    1,328,471        1.10     8.259       605      442,824     78.31     24.34   100.00     0.00
$450,001 to $500,000             2      964,754        0.80     8.242       615      482,377     84.94     32.80   100.00     0.00
$500,001 to $550,000             3    1,547,674        1.28     7.762       611      515,891     80.00     49.89   100.00     0.00
$550,001 to $600,000             1      575,904        0.48     8.375       594      575,904     80.00     50.36   100.00     0.00
$600,001 to $650,000             1      649,842        0.54     7.250       663      649,842     77.47     50.10   100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,893 to approximately $649,842 and the average outstanding principal balance of the Mortgage Loans was approximately $124,176.

PRODUCT TYPES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             10      769,979        0.64     8.082       606       76,998     67.51     34.47   100.00     0.00
20 Year Fixed Loans              3      210,646        0.17     8.724       605       70,215     82.13     39.00   100.00     0.00
30 Year Fixed Loans            456   48,622,901       40.24     8.554       612      106,629     83.91     40.21    97.38     0.58
30/40 Balloon Loans             24    2,613,641        2.16     8.759       603      108,902     83.55     44.46   100.00     0.00
30/45 Balloon Loans            480   68,605,614       56.78     8.220       611      142,928     81.08     43.86    98.29     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               467   49,320,526       40.82     8.545       612      105,611     83.65     40.08    97.42     0.00
Balloon                        504   71,219,254       58.95     8.240       610      141,308     81.17     43.88    98.35     0.00
120 Month Interest-Only          2      283,000        0.23     8.891       559      141,500     84.38     47.69   100.00   100.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                     973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ---  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          2      141,944        0.12    10.536       598       70,972    100.00     49.54   100.00     0.00
Arizona                          8    1,119,930        0.93     7.862       614      139,991     76.48     44.09   100.00     0.00
Arkansas                        11      904,307        0.75     8.667       620       82,210     86.75     40.70   100.00     0.00
California                      53   12,705,469       10.52     7.738       612      239,726     72.95     46.77   100.00     0.00
Colorado                        29    5,004,505        4.14     7.577       624      172,569     79.56     39.52    95.25     0.00
Connecticut                      1      169,759        0.14     7.750       575      169,759     39.35     33.03   100.00     0.00
Florida                         61   10,210,991        8.45     7.820       604      167,393     75.65     43.76    97.61     1.65
Georgia                         20    2,808,930        2.32     8.629       615      140,446     82.68     40.54   100.00     0.00
Idaho                           24    3,062,490        2.53     8.509       586      127,604     79.74     43.48   100.00     0.00
Illinois                         5      653,154        0.54     9.656       606      130,631     89.26     32.34   100.00     0.00
Indiana                         15    1,121,709        0.93     8.957       625       74,781     90.43     41.11   100.00     0.00
Iowa                             7      517,916        0.43     9.530       588       73,988     90.50     36.82   100.00     0.00
Kansas                           5      450,641        0.37     8.835       622       90,128     83.64     40.27   100.00     0.00
Kentucky                        53    4,785,605        3.96     9.029       604       90,294     91.84     42.41    97.59     0.00
Maryland                         2      368,610        0.31     7.229       598      184,305     78.12     44.15   100.00     0.00
Michigan                        92   10,007,373        8.28     8.509       620      108,776     85.20     43.16    97.01     0.00
Minnesota                        6      953,718        0.79     8.206       623      158,953     85.17     49.11   100.00     0.00
Mississippi                     11    1,034,297        0.86     8.246       607       94,027     81.28     45.54   100.00     0.00
Missouri                        35    3,186,752        2.64     8.831       603       91,050     82.40     40.62    88.77     0.00
Nebraska                         7      597,346        0.49     8.761       589       85,335     83.77     40.76   100.00     0.00
Nevada                          16    3,178,552        2.63     7.608       633      198,659     74.88     43.69    88.85     0.00
New Jersey                       6      763,264        0.63     8.977       584      127,211     79.49     38.87    89.89     0.00
North Carolina                  15    1,459,734        1.21     8.844       612       97,316     85.11     39.58   100.00     0.00
Ohio                           263   27,217,697       22.53     8.671       610      103,489     87.60     40.21    98.44     0.42
Oklahoma                        18    1,703,001        1.41     8.816       600       94,611     86.62     42.18   100.00     0.00
Oregon                          29    4,698,831        3.89     8.122       614      162,029     78.38     44.54   100.00     0.00
Pennsylvania                    53    5,594,093        4.63     8.609       619      105,549     87.43     41.20    93.98     0.00
South Carolina                   3      253,004        0.21     9.227       597       84,335     82.14     34.30   100.00     0.00
Tennessee                       51    5,384,283        4.46     8.081       621      105,574     78.08     41.65   100.00     0.00
Utah                             8    1,231,328        1.02     8.138       596      153,916     77.03     42.94   100.00     0.00
Virginia                         4      500,281        0.41     8.117       606      125,070     83.55     41.01   100.00     0.00
Washington                      27    4,943,689        4.09     8.372       606      183,100     78.81     43.55   100.00     0.00
Wisconsin                       29    3,374,047        2.79     9.150       588      116,346     86.38     41.53   100.00     0.00
Wyoming                          4      715,531        0.59     7.647       657      178,883     79.99     46.15   100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

No more than approximately 0.65% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  31    2,909,370        2.41     7.880       589       93,851     40.30     37.52    94.52     0.00
50.01% to 55.00%                10      969,748        0.80     7.967       574       96,975     51.93     42.30   100.00     0.00
55.01% to 60.00%                 7    1,440,339        1.19     7.769       581      205,763     58.47     39.35   100.00     0.00
60.01% to 65.00%                 7      968,327        0.80     7.738       583      138,332     61.96     42.18   100.00     0.00
65.01% to 70.00%                21    2,795,138        2.31     7.795       589      133,102     68.19     41.58    98.20     0.00
70.01% to 75.00%               146   19,573,682       16.20     7.927       612      134,066     74.70     43.21    98.19     0.86
75.01% to 80.00%               342   50,292,075       41.62     7.934       624      147,053     79.83     43.74    96.83     0.00
80.01% to 85.00%                41    5,635,133        4.66     8.829       585      137,442     84.50     40.90    96.24     0.00
85.01% to 90.00%                97   10,896,495        9.02     9.041       592      112,335     89.84     40.78   100.00     0.00
90.01% to 95.00%                59    7,126,201        5.90     8.698       608      120,783     94.71     38.35   100.00     0.00
95.01% to 100.00%              212   18,216,270       15.08     9.621       608       85,926     99.96     41.60    99.58     0.63
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  31    2,909,370        2.41     7.880       589       93,851     40.30     37.52    94.52     0.00
50.01% to 55.00%                10      969,748        0.80     7.967       574       96,975     51.93     42.30   100.00     0.00
55.01% to 60.00%                 7    1,440,339        1.19     7.769       581      205,763     58.47     39.35   100.00     0.00
60.01% to 65.00%                 7      968,327        0.80     7.738       583      138,332     61.96     42.18   100.00     0.00
65.01% to 70.00%                20    2,739,216        2.27     7.773       588      136,961     68.15     41.52    98.16     0.00
70.01% to 75.00%                29    4,133,544        3.42     8.059       591      142,536     74.11     40.45   100.00     4.06
75.01% to 80.00%                46    6,525,430        5.40     8.176       601      141,857     79.41     41.50    93.66     0.00
80.01% to 85.00%                41    5,635,133        4.66     8.829       585      137,442     84.50     40.90    96.24     0.00
85.01% to 90.00%               106   12,418,176       10.28     8.884       598      117,153     88.44     41.36   100.00     0.00
90.01% to 95.00%                64    8,032,397        6.65     8.600       612      125,506     92.83     38.18   100.00     0.00
95.01% to 100.00%              612   75,051,099       62.12     8.319       620      122,633     83.77     43.50    97.85     0.15
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 92.50%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 49.05% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.60%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING      POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  35    4,305,068        3.56     8.343       609      123,002     81.77     15.98    92.54     0.00
20.01% to 25.00%                36    4,405,788        3.65     8.661       614      122,383     83.91     22.65    95.92     0.00
25.01% to 30.00%                68    7,008,554        5.80     8.617       604      103,067     83.57     27.61    99.28     0.00
30.01% to 35.00%               121   12,245,137       10.13     8.635       603      101,199     82.91     32.71    97.21     0.00
35.01% to 40.00%               132   15,012,664       12.43     8.458       609      113,732     82.23     37.71    98.72     0.00
40.01% to 45.00%               158   19,155,346       15.85     8.318       610      121,236     79.76     42.58    97.61     0.00
45.01% to 50.00%               211   27,005,675       22.35     8.447       611      127,989     82.47     47.80    97.45     1.05
50.01% to 55.00%               167   25,565,331       21.16     8.122       612      153,086     82.70     52.46    99.75     0.00
55.01% to 60.00%                45    6,119,217        5.06     7.932       634      135,983     82.35     55.37    97.52     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 10.77% to 57.93% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.34%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                       585   70,806,491       58.60     8.375       618      121,037     83.82    43.47     97.46     0.16
Refinance - Cashout            344   44,032,279       36.44     8.357       602      128,001     79.98    40.42     98.52     0.38
Refinance - Rate Term           44    5,984,009        4.95     8.324       592      136,000     79.14    43.02    100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----    -----    ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19    42.34     97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====    =====    ======     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                  836   99,408,217       82.28     8.449       609      118,909     82.97     41.98    97.99     0.28
Planned Unit Development        73   13,489,849       11.16     7.837       614      184,792     78.41     43.59   100.00     0.00
Condo                           48    5,835,653        4.83     8.223       625      121,576     79.36     44.73    92.24     0.00
Two- to Four-Family             16    2,089,061        1.73     8.227       642      130,566     77.49     44.57   100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation             879  104,884,674       86.81     8.396       610      119,323     82.56     42.78   100.00     0.27
Full Documentation -
   Bank Statements              75   13,489,624       11.16     8.122       615      179,862     80.14     39.55   100.00     0.00
No Income Verification          13    1,553,944        1.29     8.812       661      119,534     78.06     38.95     0.00     0.00
Limited Income
   Verification                  6      894,538        0.74     7.809       606      149,090     77.00     37.82     0.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                        960  119,430,008       98.85     8.365       610      124,406     82.26     42.35    98.21     0.24
Investment                      13    1,392,772        1.15     8.489       659      107,136     76.27     41.32    77.50     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====    =====     ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                               10    1,577,880        1.31     8.293       610      157,788     81.76     44.79   100.00     0.00
1                              714   93,296,410       77.22     8.221       616      130,667     81.50     42.44    97.62     0.18
2                              107   12,533,535       10.37     8.683       595      117,136     81.43     42.05    98.17     0.00
3                               94    8,906,142        7.37     9.068       589       94,746     88.34     42.56   100.00     1.29
4                               48    4,508,813        3.73     9.113       583       93,934     86.45     39.81   100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                            76    8,813,186        7.29     8.983       604      115,963     84.47     39.44    99.12     0.00
12 Months                       23    2,953,145        2.44     9.171       591      128,398     85.71     40.19    97.80     0.00
24 Months                        9    1,113,556        0.92     8.347       601      123,728     68.88     37.67   100.00     0.00
36 Months                      865  107,942,893       89.34     8.294       612      124,789     82.04     42.68    97.86     0.26
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 35 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
526 to 550                      44    5,466,860        4.52     8.724       543      124,247     74.47     39.56   100.00     3.07
551 to 575                     122   13,529,570       11.20     8.797       564      110,898     77.55     40.52    98.51     0.00
576 to 600                     307   36,170,171       29.94     8.761       590      117,818     85.22     42.39    98.68     0.32
601 to 625                     238   30,250,057       25.04     8.170       612      127,101     82.48     41.95    97.95     0.00
626 to 650                     134   17,902,195       14.82     8.060       637      133,598     83.55     43.57    98.78     0.00
651 to 675                      68   10,325,641        8.55     7.769       661      151,848     80.12     44.65    98.05     0.00
676 to 700                      29    3,191,798        2.64     7.931       684      110,062     79.15     42.98    94.75     0.00
701 to 725                      13    1,456,304        1.21     7.672       712      112,023     81.83     44.35    84.26     0.00
726 to 750                       9    1,051,221        0.87     7.843       738      116,802     80.79     42.34    85.55     0.00
751 to 775                       6    1,105,621        0.92     7.311       767      184,270     78.10     41.57    83.73     0.00
776 to 800                       1       95,949        0.08     8.250       800       95,949     80.00     42.63   100.00     0.00
801 to 825                       2      277,391        0.23     6.886       812      138,696     80.94     40.99   100.00     0.00
                               ---  -----------      ------     -----       ---      -------     -----     -----   ------     ----
TOTAL:                         973  120,822,780      100.00     8.366       611      124,176     82.19     42.34    97.97     0.23
                               ===  ===========      ======     =====       ===      =======     =====     =====   ======     ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 532 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 611.